                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                        -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                               September 27, 1999

                   ------------------------------------------


                           AVERY COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)



         Delaware                 000-27095           12-2227079
(State or Other Jurisdiction     (Commission        (IRS Employer
     of Incorporation)           File Number)    Identification No.)


                            190 South LaSalle Street
                                   Suite 1710
                               Chicago, IL 60603
               (Address of Principal Executive Offices)(Zip Code)


                                 (312) 419-0077
                            (Registrant's telephone
                          number, including area code)
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Item 5.  Other Events.

     Effective as of September 27, 1999, that certain Agreement and Plan of Merger (as amended by Amendment No. 1 thereto, dated as of March 19, 1999, the "Agreement") by and among Avery Communications, Inc., a Delaware corporation ("Avery"), ACI Telecommunications Financial Services Corporation, a Delaware corporation and wholly owned subsidiary of Avery, Primal Systems, Inc., a California corporation ("Primal"), Mark J. Nielsen, John Faltys, Joseph R. Simrell, and David Haynes, pursuant to which Avery has agreed to acquire Primal and its wholly owned subsidiary, Wireless Billing Systems, was amended to provide that the earn-out provisions of the Agreement will be based on the consolidated revenues and operating losses of Primal and Wireless Billing Systems. The earn-out provisions of the Agreement had previously been based only on the unconsolidated revenues and operating losses of Primal. A conforming change was also made to the ancillary Investors Rights Agreement, which is an exhibit to the Agreement, and two typographical errors were corrected. The full text of the Amendment is filed as an exhibit to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

          2.1 Amendment No. 2, dated as of September 27, 1999, to that certain Agreement and Plan of Merger, dated as of March 19, 1999 (as amended by Amendment No. 1 thereto, dated as of March 19, 1999), by and among Avery Communications, Inc., a Delaware corporation ("Avery), ACI Telecommunications Financial Services Corporation, a Delaware corporation and wholly owned subsidiary of Avery, Primal Systems, Inc., a California corporation, Mark J. Nielsen, John Faltys, Joseph R. Simrell, and David Haynes

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AVERY COMMUNICATIONS, INC.



Date:  September 27, 1999           By:  /s/ Scot M. McCormick
                                       -----------------------
                                         Scot M. McCormick
                                         Vice President

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                                 EXHIBIT INDEX

 Exhibit                                                                              Page
 Number                            Description of Document                           Number
 ------                            -----------------------                           ------
2.1        Amendment No. 2, dated as of September 27, 1999, to that certain
           Agreement and Plan of Merger, dated as of March 19, 1999 (as amended by Amendment No. 1 thereto, dated as of March 19, 1999), by and among Avery Communications, Inc., a Delaware corporation ("Avery),
           ACI Telecommunications Financial Services Corporation, a Delaware
           corporation and wholly owned subsidiary of Avery, Primal Systems,
           Inc., a California corporation, Mark J. Nielsen, John Faltys, Joseph R.
           Simrell, and David Haynes

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